UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2012

ISABELLA BANK CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan		48858-1649
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (989) 772-9471

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 5—Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At its regular meeting held on November 28, 2012, the Board of Directors of Isabella Bank Corporation accepted the retirement of James C. Fabiano from the Board of Directors of Isabella Bank Corporation and from the Board of Directors of the Corporation’s subsidiary, Isabella Bank. Mr. Fabiano’s retirement is effective December 19, 2012.

Section 8 – Other Events

Item 8.01 Other Events

On November 30, 2012, Isabella Bank Corporation issued a press release announcing that the Corporation’s Board of Directors has declared a twenty cent ($0.20) per share fourth quarter cash dividend, payable on December 28, 2012, to shareholders of record as of December 26, 2012.

A copy of the press release announcing the fourth quarter cash dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated: November 30, 2012	By:	/s/ Dennis P. Angner

Dennis P. Angner, President and CFO